UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2014
IAC/INTERACTIVECORP
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-20570 (Commission File Number)	59-2712887 (IRS Employer Identification No.)

555 West 18th Street, New York, NY (Address of principal executive offices)	10011 (Zip Code)
Registrant's telephone number, including area code: (212) 314-7300
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

During the first quarter of 2014, IAC/InterActiveCorp (the “Company” or the “Registrant”) realigned its reportable segments as follows:

•
The Company created a new segment called The Match Group that includes Match, which was previously reported as its own separate segment, and DailyBurn and Tutor, which were previously in the Media and Other segments, respectively.

•	The businesses within the Local segment (HomeAdvisor, Felix and, for periods prior to July 1, 2013, CityGrid Media) were moved to the eCommerce segment, formerly called the Other segment.

•	There were no changes to the Search & Applications segment.

In addition, the Company introduced Adjusted EBITDA, a new non-GAAP financial measure, beginning with the first quarter of 2014. Going forward, the Company plans to regularly report Adjusted EBITDA and will no longer report Operating Income Before Amortization. We believe Adjusted EBITDA is a useful measure for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments.

Lastly, during the first half of 2014 certain domestic subsidiaries of the Company were named as guarantors of our 4.875% Senior Notes due November 30, 2018 and 4.75% Senior Notes due December 15, 2022.

The following items of the 2013 Form 10-K are being updated retrospectively to reflect the above-mentioned changes in the Company's reportable business segments, new non-GAAP measure and changes in the Company's guarantors:

1.	Part II - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
2.	Part II - Item 8. Consolidated Financial Statements and Supplementary Data:
Note 1 - Organization
Note 2 - Summary of Significant Accounting Policies
Note 6 - Goodwill and Intangibles Assets
Note 15 - Segment Information
Note 22 - Guarantor and Non-Guarantor Financial Information

The above sections, as updated, are included in Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. This Current Report on Form 8-K should be read in conjunction with the 2013 Form 10-K, provided that the foregoing sections supersede the information included in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Consolidated Financial Statements and Supplementary Data" contained in the 2013 Form 10-K. More current information is contained in the Company's Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2014 (the "Form 10-Q") as filed with the SEC.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	2013 Form 10-K:
Part II - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II - Item 8. Consolidated Financial Statements and Supplementary Data
101.INS XBRL	Instance
101.SCH XBRL	Taxonomy Extension Schema
101.CAL XBRL	Taxonomy Extension Calculation
101.DEF XBRL	Taxonomy Extension Definition
101.LAB XBRL	Taxonomy Extension Labels
101.PRE XBRL	Taxonomy Extension Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/InterActiveCorp

By:	/s/ Gregg Winiarski
	Name:	Gregg Winiarski
	Title:	Senior Vice President and General Counsel
Date: July 2, 2014